SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 12, 1998
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                          FLAG Financial Corporation
                          ---------------------------
               (Exact Name of Registrant as Specified in Charter)



          Georgia                    0-24532                    58-2094179
          -------                    -------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)



   101 North Greenwood Street, LaGrange, Georgia                30240
   ---------------------------------------------                -----
     (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code (706) 845-5000
                                                          --------------


          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

Pursuant to an Agreement and Plan of Merger, dated as of February 12, 1998 (the "Merger Agreement"), by and between FLAG Financial Corporation ("FLAG") and Three Rivers Bancshares, Inc. ("Three Rivers"), Three Rivers merged with and into FLAG (the "Merger") on May 12, 1998 (the "Effective Time"). FLAG was the surviving corporation in the Merger, and the wholly owned subsidiary of Three Rivers became a wholly owned subsidiary of FLAG. At the Effective Time, each then outstanding share of the common stock, $1.00 par value per share, of Three Rivers (the "Three Rivers Common Stock") (excluding shares held by any Three Rivers entity or any FLAG entity, in each case other than in a fiduciary capacity or as a result of debts previously contracted) ceased to be outstanding and was converted into and exchanged for the right to receive 48.00 shares (the "Exchange Ratio") of the common stock, $1.00 par value per share, of FLAG (the "FLAG Common Stock"). As a result, FLAG issued approximately 398,400 shares of FLAG Common Stock to the former Three Rivers shareholders in exchange for all of the 8,300 shares of Three Rivers Common Stock that were issued and outstanding at the Effective Time (with FLAG paying cash to the former Three Rivers shareholders in lieu of issuing fractional shares of FLAG Common Stock).

Pursuant to the Merger Agreement, J. Preston Martin, the former President and Chief Executive Officer of Three Rivers, will become a member of FLAG's Board of Directors following the Effective Time.

The foregoing is qualified in its entirety by reference to the Merger Agreement, which is hereby incorporated by reference herein.

Item 5.    Other Events
           ------------

On May 12, 1998, the Registrant announced the completion of the merger with Three Rivers Bancshares, Inc., pursuant to which Three Rivers Bancshares, Inc. merged with and into the Registrant. Attached hereto is the press release regarding the announcement of the closing of the merger.


Item 7.    Financial Statements. Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

      ( c )  Exhibits.  The following exhibits are filed as part of this report.

       99.1  Press Release, dated May 12, 1998, issued by the Registrant.




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                                INDEX OF EXHIBITS

Exhibit No.        Description
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99.1               Press Release, dated May 12, 1998







                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FLAG Financial Corporation
                                      --------------------------------
                                      (Registrant)



Date:     May 22, 1998                By:     /s/ Ellison C. Rudd
                                              --------------------
                                              (Signature)

                                      Name:   Ellison C. Rudd
                                              -------------------

                                      Title:  Chief Financial Officer
                                              ------------------------




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